Partner Spotlight:

Modavox, Inc

Presented: December 15, 2006

Nathaniel T. Bradley, Executive Vice President
Business Development & Strategic Marketing

Akamai

OTC.BB: MDVX

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modavox

Corporate Profile

Modavox, Inc. (OTC.BB: MDVX) founded in 1999 is an online media distribution company and the leading developer of innovative software products that enhance, enable and protect global network based communications. Modavox® is divided into two operational divisions, Internet Radio and Interactive with offices in Tucson and Phoenix, AZ.


< Arizona Corporate Broadcast Center
PHOENIX ARIZONA
modavox
Technology Center
University of Arizona
Sience & Technology Park >
TUCSON, ARIZONA

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modavox

Internet Radio

Patented Modavox Solutions



More Networks
Featured Shows
Featured Guest
design matters
Krow Show
Paul McLoughlin
THE POWER WITHIN
RON BAKER

Internet Radio Division that includes:

- The pioneering **VoiceAmerica™ Networks**, the largest and recognized leader in Internet Talk Radio
- **BoomBox Radio™** our patented Internet radio software product line
- Corporate & Custom **Branded Radio** Solutions
- Production, Broadcasting, & Complete **Host Services**
- Dynamic Ecommerce, Sponsorship & Advertising **Partnerships**
- **Global** Content Delivery & Comprehensive Reporting

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modavox

Internet Radio

Patented Modavox Solutions

BoomBox Radio

Beyond the VoiceAmerica Networks our Internet Radio Division is focused on continuing leadership in Internet Radio with innovative software development and complete management of Internet Radio platforms for our customers, hosts, and niche communities worldwide. We believe that our Internet Radio solutions, that include **music**, **talk**, and **corporate communications** of all types, will become the preferred medium for the transmission of audio content over networks. Our Internet Radio solutions provide sponsors, advertisers and hosts with highly scalable and affordable access to niche communities worldwide

VOICE AMERICA

VOICE AMERICA BUSINESS

VOICE AMERICA Health & Wellness

modavox

Interactive


Hollister
¿Ayuda?
SunRocket
Vonage

Interactive Solutions Division featuring:

- Patented **BoomBox™ Video** software applications
- Branded & secure **Corporate Broadcasting** solutions
- Breakthrough **Franchise Communications** systems
- Global **Pay-Per-View** and **E-learning** software products
- Patented Stream Syndicate™ Online Audio & Video **Advertising**
- **AudioEye™** audio publishing and accessible content navigation software

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modavox

Interactive

Patented Modavox Solutions

Modavox has developed industry leading Interactive software applications that empower our customers to develop branded global pay-per-view, secure global content syndication, video broadcasting, and advanced E-learning applications. Our Interactive Division is focused on the specific content delivery needs of our customers who reside in numerous vertical markets. Our primary focus is upon development of solutions for **corporate**, **franchise**, **e-learning**, and **Advertising** communications.

- Our Interactive Solutions include the patented **BoomBox Video**™ application that is used by NBC, CBS, and ABC affiliates across the US.
- Our **StreamSafe** digital rights management product, used to protect content for pay-per-view and licensed content access, is being leveraged by a growing number of educational and corporate clients.
- The **Stream Syndicate** advertising product line is being utilized by leading Online newspapers and advertisers who are using audio and video in innovative ways to capture increasing Online revenues and ecommerce.
- **AudioEye**, our audio publishing and navigation software is being licensed by corporate and government communications operations to increase the reach and usability of documents, manuals and web based content.

EXCLUSIVE Modavox Solutions

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modavox

BoomBox Video

- Customers Publish Time Sensitive Video Assets Direct
- Akamai is Integrated
- NBC, CBS, ABC and FOX
- Patented Ad Delivery System


Open a free checking account with direct deposit today.
Bank of America
Higher Standards

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Stream Syndicate

STREAM SYNDICATE

- Advanced Streaming Capabilities
- Patented Ad Delivery
- Highly Scalable
- End-to-End


azcentral.com
ARIZONA CARDINALS
DODGE - VW - BM
sports
marketplace
VOICES

RFI PLANET BOLLYWOOD TENNESSEAN.com Detroit Free Press
VOICE LA WEEKLY SEATTLE WEEKLY SF WEEKLY Westword Observer CITY PAGES

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modavox

StreamSyndicate

Video, Internet Radio & Interactive Advertisement Creation

- Internet Radio
- Podcast
- Streaming Video
- FLASH/Banners



Click Video to Shrink
KB HOME
VoiceAmerica™ The World Leader in Internet Talk Radio
KOHLS.com
KOHL'S
50% OFF SALE
Larry Miller Volkswagen
Circle of Excellence Dealer
"All Roads Lead to Larry Miller VW"
ALL NEW VW JETTA - IN STOCK NOW!

STREAM SYNDICATE

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modavox — StreamSafe

- Enables Internet Pay-Per-View
- Licensed E-Learning Content
- Secure Portals

STREAMSAFE

OnDerm AN ONLINE LIBRARY FOR DERMATOLOGISTS


Pathway to Excellence
Advancing Interventional Radiology
"We're innovating IR education the same way we've innovated IR technology."
Lawrence "Rusty" Hofmann, MD
Chair, Planning Committee
Learn
Connect
Stay Current
Teach
Advancing Interventional Radiology: Learn more about the initiative
Supported by an educational grant from Genentech


OMEGA
Live Web Broadcast with Pema Chödrön
No Time to Lose: A Timely Guide to the Way of the Bodhisattva
May 12 - 14, 2006
Click to Play
Sorry, No Longer Available for Purchase

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modavox

AudioEye

Content Delivery, Web Application Servers, and The AudioEye™ Player

Web Application Server Series

audio eye

1. Content Navigation
2. Entirely Portable
3. Searchable
4. Ad Insertion Enabled
5. Web Based Updates
6. Increases Reach



NAV
DATA
OFF LOAD
CDN
AUDIO DELIVERY

Content Delivery Network (CDN)

Akamai

1. Instant Scalability
2. Unsurpassed Speed
3. Redundant Failover
4. Cost Effective

CDN Snapshot • 15,000+ servers • 1,100+ networks • 69 countries
100+ software releases/updates annually • 6+ million lines of code

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modavox

AudioEye

- Convert Text into Streaming Audio
- Capture New Business
- Delivery Over Akamai
- Produce Web Content with Voice
- Address Section 508 Standards



audio eye
Now Hearing
WWW.SITENAME.COM
Welcome woconor@audioeye.net | Logout
Surf by Sound™ Content Selection
Selection
Sub-Selection
Secondary Sub-Selection
Selection
Content Description
Selection
Lorem ipsum dolor sit amet, consectetuer adipiscing elit. Maecenas a odio eu quam sagittis aliquam.
Related Links - Sample Link
Now Player/Downloading
Selected File Title
Author
Nam commodo, pede eget sodales commodo, orci mi mattis enim, id viverra enim sapien ac orci.
WIRELESS PLANS STARTING AT $39.99
GO!
cingular
FREE PHONE!
P Preferences
Help
ALT - E Edit / Add Content
Volume
Playing - 65 kbps: Track Title Name Goes Here
00:20 | 2:10
Content Display
Integer pulvinar urna et urna. Nam mauris. Nunc orci est, ornare ut, nonummy in, faucibus vitae, est. Morbi at nibh eu magna tincidunt aliquam. Integer mattis elementum mauris. Vestibulum lacinia lacus quis velit. Nulla ultrices. Quisque felis. Integer eget sem. In sed purus at felis vestibulum imperdiet.

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AudioEye



Now Hearing
http://www.audiorss.net/clearchannel
Home
0 help
N now playing
S search
P preferences
NO CONTENT AUDIO AVAILABLE FOR THIS MENU
00:00 | 00:00
Esc Exit Audioeye™
Surf By Sound™ Message Center
http://www.audiorss.net/
Switch to Text Only >>
1 Company-Wide Training
2 Heavy Haulers Training
3 Construction Training
4 Off-Shore Training
5 Communications Training
6 Solids Control
7 New Employee Video
8 Monthly Safety Videos
9
10
VIDEO
Arizona State Legislature
Forty-eighth Legislature - First Regular Session
Senate
House
Leg. Agencies
Bills
The Latest
2006 BALLOT PROPOSITION ANALYSES
Legislators Back to School
Discount Prescription Drugs
Wireless Internet Access
How Do I Find My Legislators
Frequently Asked Questions
Enhanced Live Proceedings
Listen to website
Stallion E-Learning System
Text Manuals
Safety Resource Sites
LIVE
the big road show phoenix
AudioEye Helps Visually
Impaired Navigate the Web

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Conclusion

- Modavox Software Increases the Utility of Akamai Delivery Infrastructure
- Pay-Per-View, Production Management, and Other Services Are Available
- AudioEye can Increase Account Size By Converting Text to Akamai Streaming Automatically
- BoomBox Video and Radio Help Clients Manage Maintain and Create there Own Online Broadcasting Networks

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Contact

modavox

VISION > VOICE > IDENTITY

Nathaniel T. Bradley
Vice President
Business Development & Strategic Marketing
Vice Chairman Board of Directors
nate@modavox.com

www.modavox.com
The UofA Science & Technology Park
9030 S. Rita Rd, Bld. 9070
Tucson, AZ 85747
Direct 520.631.9595

BoomBox Radio · VOICE AMERICA · STREAMSAFE · STREAM SYNDICATE · WEBCAST Wizard

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